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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                 TO SIGN REGISTRATION STATEMENT AND AMENDMENTS

     Each person whose signature appears below hereby constitutes and appoints each of Allan M. Wolfe and Murray Rudin as his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below, to sign the Registration Statement and any or all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and applicable state securities administrators, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might of could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney for authorized signatures to this Registration Statement and amendments thereto has been signed below by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                                 TITLE                    DATE
- -----------------------------------------------    --------------------------    --------------
         /s/  JAMES B. ANDERSON, PH.D.                      Director              June 12, 1996
- -----------------------------------------------
           James B. Anderson, Ph.D.
             /s/  ALAN S. DISHLIP                           Director              June 12, 1996
- -----------------------------------------------
                Alan S. Dishlip
            /s/  JAMES C. DREYFOUS                          Director              June 12, 1996
- -----------------------------------------------
               James C. Dreyfous
          /s/  JOHN M. HOLLIMAN, III                        Director              June 12, 1996
- -----------------------------------------------
             John M. Holliman, III